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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 2004

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     333-113543                13-3939229
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(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
        Incorporation)                   Number)             Identification No.)

                  1585 Broadway                                  10036
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                New York, New York                            (Zip Code)
     (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 761-4000
                                                          ----------------------

                                    No Change
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          (Former name or former address, if changed since last report)

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     Item 8.01. Other Events

         In connection with the offering of CDC Mortgage Capital Trust 2004-HE4,
Mortgage Pass-through certificates, Series 2004-HE4, certain "Computational
Materials", dated November 12, 2004, within the meanings of the May 20, 1994
Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities
Association No-Action Letter were furnished to certain prospective investors
(the "Related Computational Materials").

     Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above)

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MORGAN STANLEY ABS CAPITAL I INC.
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                                         as Depositor and on behalf of CDC
                                         Mortgage Capital Trust 2004-HE4
                                         Registrant

                                                     By: /s/ Gail McDonnell
                                                         -----------------------
                                                         Name:  Gail McDonnell
                                                         Title: Vice President

Dated:  November 15, 2004

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
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99.1                       Related Computational Materials (as defined in Item
                           8.01 above).